UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2022

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into Material Definitive Agreement.

On October 25, 2022, Schmitt Industries, Inc., an Oregon corporation (the “Company”), issued a Promissory Note (the “Note”) in favor of Sententia Capital Management LLC (“Sententia”) in the principal amount of $1,000,000 as a bridge financing for the Company. In connection with the Note, the Company also entered into a Security Agreement (the “Security Agreement”), dated October 25, 2022, among the Company, Ample Hills Acquisition LLC, Schmitt Measurement Systems, Inc. and Sententia to secure the obligations under the Note. As previously disclosed, Sententia is an entity affiliated with Michael Zapata, the Company’s Chief Executive Officer and Chairman of the Board.

The Note bears an interest rate of 12% per year and a default interest rate of 22% per year. The Note matures at the earlier of (a) one year from the issuance date, subject to two six month extensions at the option of the Company, or (b) an event of default under the Note. Under the Note, proceeds from any source or series of related or unrelated sources, including but not limited to, payments from customers, the issuance of equity or debt, the issuance of securities pursuant to an equity line of credit of the Borrower or the sale of assets, may be used to pay down principal amount of the Note.

The Note contains the following fees: (a) a commitment fee of 3% of the principal amount; (b) an exit fee of 2% of the principal amount, (c) an extension fee of 3% of the principal amount earned at the exercise of each six-month extension; and (d) a monitor fee of $10,000 per year paid in cash.

The foregoing descriptions of the Note and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Note and Security Agreement, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1*	Promissory Note, dated October 25, 2022, in favor of Sententia Capital Management LLC.

10.2*	Security Agreement, dated October 25, 2022, among Schmitt Industries, Inc., Schmitt Measurement Systems, Inc., Ample Hills Acquisition LLC and Sententia Capital Management LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

October 28, 2022	By:	/s/ Philip Bosco
Name: Philip Bosco
Title: Chief Financial Officer and Treasurer